UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2016

IXYS Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1590 Buckeye Drive, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-457-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

IXYS Corporation (the "Company") entered into Amendment Number Two ("Amendment 2") to Revolving Credit Agreement (the "Credit Agreement") with a syndicate of banks (the "Lenders"), whose agent is the Bank of the West (the "Agent"). Pursuant to Amendment 2, (i) all amounts owed by the Company under the Credit Agreement are due and payable no later than November 20, 2019 (instead of the prior date of November 20, 2017) and (ii) the "Leverage Ratio," as such term is defined in the Credit Agreement, shall not exceed 2.50 to 1.00 (instead of the prior ratio of 2.00 to 1.00). Amendment 2 became a binding contract on December 20, 2016, when the Agent delivered the signature pages of the Lenders to the Company.

Amendment Number One to Revolving Credit Agreement is attached to this Form 8-K to provide investors access to a complete copy of the Credit Agreement, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure under Item 1.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Amendment Number One to Revolving Credit Agreement dated as of February 26, 2016 among IXYS Corporation, Bank of the West (as a Lender and as Administrative Agent), KeyBank National Association (as a Lender and as Syndication Agent), MUFG Union Bank, N.A. and Comerica Bank.

Exhibit 10.2: Amendment Number Two to Revolving Credit Agreement dated as of December 14, 2016 among IXYS Corporation, Bank of the West (as a Lender and as Administrative Agent), KeyBank National Association (as a Lender and as Syndication Agent), MUFG Union Bank, N.A. and Comerica Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXYS Corporation

December 21, 2016	By:	/s/ Uzi Sasson

Name: Uzi Sasson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Exhibit 10.1: Amendment Number One to Revolving Credit Agreement dated as of February 26, 2016 among IXYS Corporation, Bank of the West (as a Lender and as Administrative Agent), KeyBank National Association (as a Lender and as Syndication Agent), MUFG Union Bank, N.A. and Comerica Bank.

10.2	Exhibit 10.2: Amendment Number Two to Revolving Credit Agreement dated as of December 14, 2016 among IXYS Corporation, Bank of the West (as a Lender and as Administrative Agent), KeyBank National Association (as a Lender and as Syndication Agent), MUFG Union Bank, N.A. and Comerica Bank.